Exhibit 10.20

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Agreement No.:

Minos ID:

Fengniao Delivery Cooperation Agreement

Execution Date:

Fengniao Delivery Cooperation Agreement

Party A: Hangzhou Lazhasi Information Technology Co., Ltd.

(hereinafter referred to as “Party A”)

Registration No./Unified Social Credit Code: [***]

Phone: [***]

Address: [***]

Party B:

(hereinafter refered to as “Party B”)

Name of Administrator (minos):

Phone of Administrator (minos):

Business License Number:

Phone:

Address:

In accordance with the relevant laws and regulations of the People’s Republic of China and on the basis of equality, free will, fairness and good faith, Party A and Party B reach the following agreement upon friendly negotiation for mutual observance.

Any reference to “Ele.me” in this Agreement shall mean the online platform operated by Hangzhou Lazhasi Information Technology Co., Ltd. Party A has been authorized by “Ele.me” to enter into this Agreement with Party B with respect to the “Fengniao Delivery” business. Any reference to “Fengniao Delivery” hereinafter or in the “Rules of Party A” shall mean Hangzhou Lazhasi Information Technology Co., Ltd.

Any reference to “Fengniao Delivery Business” herein shall include, without limitation, the delivery orders received from the main site of Ele.me and those sent via push notification on the open platform, etc.

The term “Downward Penetration” used herein shall mean that the latest price list will be shown on the dispatching station for the Supplier to click to confirm and continue to carry out its business.

Article 1 Contents of Cooperation

This Agreement shall be valid for one year from                      to                     . Party B shall have a priority right to renew this Agreement by submitting a written request and obtaining the consent of Party A within [30] days before the validity hereof expires.

Party A authorizes Party B to use the “Fengniao Delivery” series of products (hereinafter referred to as “Party A’s Products”) to carry out the “Fengniao Delivery” business in Beijing. The specific grid/site/number of delivery orders undertaken by Party B in the above geographical area shall be separately agreed upon by the Parties, and Party A has the discretion to determine the allocation of such grid/site/orders according to its own operational needs. Party B shall be responsible for the immediate delivery services, and Party A shall provide product support, administrative assistance, payment settlement and other services.

Party B shall provide delivery services for the restaurants according to the relevant provisions of the Delivery Agency Service Specifications (hereinafter referred to as the “Service Specifications”; any update thereof will be subject to notifications by Party A to Party B via email) and the Rules on Punishment for Violation of the Delivery Agency Service Specifications (hereinafter referred to as the “Rules on Punishment”; any update thereof will be subject to notifications by Party A to Party B via email).

Without the written consent of Party A, Party B shall not modify the Service Specifications or otherwise reach any agreement inconsistent with the Service Specifications with any restaurant. Moreover, Party A shall have the right to, whenever necessary for business operations, revise the Service Specifications by further notice to Party B via email, and Party B shall cooperate in the implementation of such revision. Otherwise, Party A may refuse to provide the Fengniao Products-related services set forth herein as necessary for Party B to render the delivery services, and all legal consequences resulting therefrom shall be borne solely by Party B.

With the rapid development of the Internet, the terms set out herein cannot completely enumerate and cover all rights and obligations of the Parties, and it cannot be guaranteed that the existing agreements will fully meet the future development needs. Therefore, Party B acknowledges and agrees that the Delivery Agency Service Specifications, the Rules on Punishment for Violation of the Delivery Agency Service Specifications and other rules published by the Fengniao Delivery Platform shall each be a supplementary agreement to, form an integral part of, and have the same legal effect as, this Agreement.

Article 2 Rights and Obligations of Party A

1. Party A shall provide Party B with the Fengniao Products and other additional services as necessary for the delivery business. Party A shall have the right to make improvements in the Fengniao Delivery Platform and the related software services whenever and wherever appropriate at its sole discretion, and Party B shall cooperate in this respect. To ensure the normal operation of Party A’s system, Party A may shut down its system for maintenance either regularly or irregularly.

2. Party A shall offer to Party B trainings and instructions in relation to the Products and the delivery business, and shall provide timely guidance on any product technical problem raised by Party B.

3. [***]

4. Party A has the right to develop agreements and rules governing the various activities conducted by Party B while rendering delivery services on the Fengniao Delivery Platform, including but not limited to the relevant rules, implementation regulations, specifications, investment promotion standards, interpretations, notices, the service specifications and KPI of any given project, and other contents that Party A notifies Party B of via email (hereinafter referred to as the “Rules of Party A”), and to exercise the related rights, and Party B warrants to abide by such rules. Party A also has the right to supervise and manage the cooperative business conducted by Party B, mainly including the following:

(1) Determining if Party B conducts its business within the agreed scope and area;

(2) Determining if Party B carries out its business according to the last updated “Rules of Party A” (including but not limited to the Service Specifications and the Rules on Punishment);

(3) Conducting regular assessment of Party B’s employees; Party A has the right to require Party B to replace any employee that fails to meet Party A’ assessment requirements within [5] days.

5. Party A has the right to supervise or determine the liabilities for any dispute arising from the delivery services provided by Party B to any restaurant according to the Service Specifications and other rules made and published by Party A. In case of any liability for compensation or losses not due to any reason attributable to the restaurant, Party A shall pay compensation to the restaurant first and reserves the right to hold Party B liable for the relevant economic and legal responsibilities.

6. To guarantee the best experience for the restaurants on the Fengniao Delivery Platform in using Party B’s delivery services, Party A shall have the right to conduct real-time monitoring and regular assessment of the delivery services provided by Party B to the restaurants according to the Rules on Punishment and other business operating procedures and requirements that Party A has developed and notified Party B of via email, thereby ensuring that Party B’s delivery services meet the requirements of the Fengniao Delivery Platform or Party A. If Party A considers that Party B has violated the Rules on Punishment and other relevant service specifications or rules, Party A shall have the right to require Party B to pay liquidated damages to Party A according to the amount of penalty corresponding to the relevant punishment items as provided for in the Rules on Punishment, and to terminate this Agreement unilaterally, while Party B shall pay compensation for any losses caused to Party A. Party B agrees to authorize Party A to deduct the amount of liquidated damages payable by Party B to Party A or the economic losses incurred by Party A from the delivery service fees payable to Party B through the Fengniao Delivery Platform or from the deposit already paid by Party B.

7. Party A has the right to display, compile or otherwise appropriately use the relevant information of Party B shown on the Fengniao Delivery Platform.

8. In case of any losses incurred by Party A, Party B or any third party due to any reason attributable to Party B or Party B’s employees (including but not limited to all employees that have entered into a Labor or Employment Contract or established the de facto labor or employment relationship with Party B; collectively, “Party B’s Employees”), Party B shall respond actively to deal with such losses and assume the relevant responsibilities. If Party B fails to bear the relevant responsibilities as required by law under any of the following circumstances, Party A shall have the right to handle such circumstance (including but not limited to making any payment) on behalf of Party B and then seek recovery from Party B:

8.1 Party B or Party B’s Employees cause any personal injury or property damage to any third party in the course of business operation/work;

8.2 Party A’s reputation is affected by any complaint or strike by Party B’s Employees due to any delayed or deferred payment of or deduction from salaries and other event caused by the poor management, subcontracting, withdrawal or other acts by Party B;

8.3 Party B neglects to perform the statutory obligation to pay statutory compensation for its failure to sign Labor Contracts with its employees, its failure to pay social insurance contributions/taxes for its employees, or other employment activities against the law;

8.4 Party B’s Employees cause any personal injury, property damage or spiritual damage to any third party due to any misconduct in the course of providing the meal delivery services (including but not limited to harassment or abuse of any third party, etc.);

8.5 Party B fails to timely fulfill its statutory obligations arising from any personal injury or property damage caused by any of Party B’s Employees in the course of providing the delivery services;

8.6 Party A’s image is undermined for any reason attributable to Party B or Party B’s Employees, leading to any public opinion risk or legal dispute, and Party B refuses to cooperate on or assist with the handling of such risk or dispute, or fails to handle such risk or dispute properly within the time limit required by Party A;

8.7 In any litigation case occuring for any reason attributable to Party B or any of Party B’s Employees, Party B or such employee, the identify of whom has been verified, refuses to appear in court despite being required to do so, or has appeared in court but refuses to assume the relevant statutory responsibilities, thereby resulting in any award/judgment that requires Party A’s platform to assume any responsibility;

8.8 Party B fails to actively and timely assume any other responsibility that shall be borne by Party B as provided by law.

8.9 If Party A has made any payment on behalf of Party B or incurred any losses in any of the above cases, Party A shall have the right to take necessary steps to make up for such losses, including but not limited to withholding or deducting the deposit paid by Party B and the delivery service fee obtained by Party B through the Fengniao Delivery Platform. If the deposit or delivery service fee is insufficient to compensate for the losses incurred by Party A, Party A shall have the right to claim further compensation from Party B.

Article 3 Rights and Obligations of Party B

1. Party B has the legal qualification and right to provide various delivery services, and Party B’s delivery services shall comply with the provisions of the national laws, regulations, rules and our company to ensure that Party B and Party B’s Employees meet the qualification requirements of Party A for the execution and performance hereof.

2. Party B shall furnish to Party A, among others, the real name, address and effective contact information of Party B (either a company or an individual), as well as the original and photocopy of any relevant business license or permit for operation obtained according to law, and shall ensure the authenticity and validity of such materials provided.

3. In the event of any change in the name, address, effective contact information, licenses or any other information of Party B, Party B shall give written notice to Party A within [3] working days, and any losses incurred by Party A or Party B due to Party B’s failure to do so shall be borne by Party B. If any change occurs in Party B’s ownership, actual controller, legal representative and other aspects relating to Party B’s right to operate, Party A shall have the right to reassess the qualification of Party B as agent and, if Party B fails the reassessment, to terminate this Agreement unilaterally.

4. Party B shall not violate the various “Rules of Party A” last updated by Party A, and shall ensure the safety and quality of delivery of food and other items pursuant to the detailed requirements set out in the Service Specifications. Party B warrants to provide the restaurants with delivery services in compliance with the standards stipulated in the Service Specifications and the Rules on Punishment, and to assume the liability for breach of contract towards the restaurants/Platform and compensate for any losses caused to the restaurants/Platform for any violation committed in the course of provision of services in accordance with this Agreement, the Service Specifications or the Rules on Punishment.

5. Party B shall not violate the confidentiality provisions.

6. Party B shall promptly deal with any customer complaint, remedy any losses caused by such complaint and notify Party A of the remedy results, and compensate Party A for any actual economic losses incurred thereby.

7. Party A requires that Party B should provide VAT invoices, and Party B shall issue the corresponding invoices that comply with the relevant laws and regulations as required in Article 5 hereof.

8. Party B shall purchase the employer’s liability insurance or the accident insurance for Party B’s delivery personnel in a timely manner. There exists no labor or employment relationship between Party B’s delivery personnel and Party A.

9. Party B shall not provide any form of improper benefits to the employees or consultants of Party A or its affiliated companies, including but not limited to any of the cases listed below; otherwise, Party B agrees that Party A shall have the right to terminate this Agreement immediately and to deduct all the deposit paid by Party A.

9.1 Party B and Party B’s Employees shall not offer any bribe or bribe in disguise to Party A’s affiliates in any way.

9.2 Party B and Party B’s Employees shall not offer any form of “cash, marketable securities and payment instruments” or “communication devices, vehicles, cultural products of non-minimal value and other valuables (worth over RMB100)” by way of gift to Party B’s business staff members.

9.3 Party B and Party B’s Employees shall not arrange for Party A’s affiliates to participate in any travel, costly entertainment, conference tourism at scenic spots and other similar activities.

9.4 Party B and Party B’s Employees shall not provide or facilitate job opportunities for the relatives and friends of Party A’s affiliates, or pay any fees that shall be borne by such persons individually.

9.5 Party B shall not take advantage of its capacity as supplier to offer any bribe or bribe in disguise to Party A’s affiliates or their main relatives.

10. Party B shall not engage in any connected transaction with, or be deemed as an affiliate of, Party A or the employees or consultants of Party A’s affiliated companies, including but not limited to any of the cases listed below; otherwise, Party B agrees that Party A shall have the right to terminate this Agreement immediately and deduct all the deposit paid by Party B.

10.1 Party B shall be deemed an affiliate if:

10.1.1 Any existing employee of Party A and Party B have any directly or indirectly related person in the Fengniao Delivery Business;

10.1.2 Any existing employee of Party A and (or) his/her main relative are/is the main investor of Party B;

10.1.3 Any existing employee of Party A holds a concurrent post in Party B;

10.1.4 Any main relative of any existing employee of Party A works for or holds a post in Party B;

10.2 A connected transaction shall be deemed to have occurred if:

10.2.1 Any affiliate is directly or indirectly involved in the platform positioning, bidding or other benefits-related businesses of the Parties, and takes advantage of its official authority to seek personal gains in a way that undermines the interests of the Parties and the principle of arm’s length transaction.

11. Party B is strictly prohibited from making inquiries of any data not related to Party B’s operations from Party A, including but not limited to Party A’s nationwide delivery data, the data of Party A’s transaction platform, etc. Party B is also strictly prohibited from making inquiries of the information of any competitive partner from Party A, including but not limited to the basic information of other suppliers, the grid information, the operational data, etc.

12. Party B shall not use Party A’s Products in any illegal way, and shall promptly notify Party A of any infringement or any suspected or expected infringement, imitation, illegal use or improper use of Party A’s Products.

13. Party B warrants not to package, alter or change Party A’s Products or businesses by using shell applications, creating derivative works and any other means, or to call or activate Party A’s Products or businesses by using any third-party product or business; otherwise, Party A shall have the right to terminate this Agreement without paying any fees arising therefrom. Party B shall not use any improper means to obtain any order data or information of the platform of Party A and its affiliated companies (including but not limited to the logistics order information), etc.

14. Party B shall not use Party A’s Products independently or jointly with any other software to engage in any business activity, including but not limited to the selling (or causing the selling), licensing (or causing the licensing) and/or distribution (or causing the distribution) of any product.

Article 4 Deposit

1. Party B shall pay a deposit in the following amount when signing the Cooperation Agreement for delivery agency services with Party A:

[***]

2. [***]

3. [***]

4. [***]

5. [***]

Party A’s account name: [***]

Account number: [***]

Bank: [***]

6. [***]

Article 5 Period, Conditions and Methods of Settlement

1. Settlement Period

[***]

2. Conditions for Settlement

[***]

3. Methods of Settlement

[***]

Party B’s account name: [***]

Account number: [***]

Bank: [***]

4. Invoice Issuance

[***]

5. Settlement Dispute

[***]

Article 6 Liability for Breach of Contract

1. If Party B violates any of the terms hereof, Party A shall have the right to directly deduct the amount of liquidated damages from the delivery service fees obtained by Party B through the Fengniao Delivery Platform [***]. [***] In the event of any material violation on the part of Party B, Party A shall have the right to terminate this Agreement immediately without returning the deposit and to hold Party B liable for the necessary legal responsibilities.

2. Party B shall strictly abide by the latest “Rules of Party A” as notified by Party A via email. If Party B violates any of the “Rules of Party A”, Party A shall have the right to impose punishment on Party B accordingly, and Party B shall remedy such violation in a timely manner. In the event of any material violation on the part of Party B, Party A shall be entitled to terminate this Agreement and reserves the right to claim compensation from Party B for the losses incurred.

3. [***]

4. Any losses incurred by Party A, Party B itself or any third party as a result of any violation by Party B of paragraph 10 of Article 3 hereof shall be borne by Party B, and Party A reserves the right to seek recovery from Party B.

5. [***]

6. If Party B is found to have defrauded Party A of any delivery fees by click farming, make false statement on its delivery capacity or any other acts, Party A shall have the right, depending on the number of violations committed by Party B, to terminate this Agreement unilaterally and require Party B to compensate for the relevant losses caused, and may, in serious cases, confiscate the deposit.

7. If any dispute arises between the Parties as a result of any losses caused by Party B’s violation to Party A, then all costs arising from the arbitration or litigation of such dispute, including but not limited to the attorney’s fees, litigation fees, travel expenses, etc., shall be borne by Party B.

Article 7 Disclaimer

1. If the performance hereof is rendered impossible by any earthquake, typhoon, flood, fire, war, computer virus, design flaw in any software tool, cyber-attack, telecommunication or communication failure, change in policies or laws or any other force majeure event, neither party shall be liable to pay any compensation for part or all of the economic losses incurred by either party due to such force majeure event.

2. In the event of any interruption of normal services caused by maintenance shutdown, technical detection and other similar activities performed by Party A on its website on a regular or irregular basis, Party A shall not be deemed to have violated this Agreement and shall accept no responsibility as long as it has provided the relevant evidence.

Article 8 Dispute Resolution

1. If any dispute arises between the Parties with respect to this Agreement during the performance hereof, the Parties shall resolve such dispute through negotiation on the basis of the principles of good faith, fairness and reasonableness. If the dispute cannot be resolved through negotiation, the Parties may file a lawsuit in the people’s court in Putuo District, Shanghai City, i.e. the domicile of Party A.

2. The breaching party or the party held mainly responsible for any dispute hereunder shall bear the attorney’s fees, travel expenses, case acceptance fees, etc. incurred by the other party in connection with the arbitration or litigation activities.

3. After any dispute occurs, unless it becomes impossible to perform this Agreement due to the violation by either party, or mediation has been conducted for termination of cooperation, otherwise the non-breaching party shall have the discretion to decide whether to continue to perform this Agreement depending on the circumstances.

Article 9 Dissolution and Termination of Cooperation Agreement

1. To protect the benefits of the Parties, Party A may dissolve or terminate this Agreement according to the provisions of the laws and Party A’s rules and regulations.

2. Unless the conditions for termination as provided by law have been satisfied or Party B gives notice to and obtains the written consent of Party A [30] days in advance, Party B may not terminate this Agreement unilaterally on any ground during the validity hereof.

3. If no written renewal request is submitted by Party B to Party A one month before the validity hereof expires, this Cooperation Agreement shall terminate automatically from the expiration date hereof. [***]

4. Any written notice that shall be given between the Parties shall be deemed served when the relevant written material or document is delivered to the notified person at the address as agreed by the Parties.

Article 10 Confidentiality Agreement

1. Party B shall treat as strictly confidential the information of Party A and its affiliated companies and the private information of users obtained during the performance hereof, including but not limited to the relevant terms hereof, the rules for settlement of fees, flow diversion data, etc., and shall not divulge or convey such confidential information to any third party or use or permit any third party to use the same except for the purposes hereof.

2. Party B shall keep confidential the Cooperation Agreement, experience and methodology provided by Party A and all information and intellectual property rights obtained by Party B in the course of performance hereof, and may not transfer or convey the same to others without permission or make disclosure thereof to any third party.

3. Any commercial, marketing, technical, operational data or other materials obtained by Party B from Party A in connection with or arising out of this Agreement shall be kept confidential.

Article 11 Miscellaneous

1. It is agreed that the cooperation between the Parties does not constitute any labor relationship between Party A and Party B’s Employees, and all responsibilities for any accident occurring in the course of performance of work by Party B’s Employees, including but not limited to any personal injury or property damage incurred by Party A, any third party or Party B itself, shall be borne solely by Party B.

2. This Agreement shall become effective after it is signed and sealed by the Parties [***].

3. If Party B has ceased operations or has been taken over for poor management or other reasons, it shall give written notice to Party A so that the Parties can decide through negotiation whether to continue to perform this Agreement or assign this Agreement to another partner; otherwise, Party B shall be deemed in breach of this Agreement and shall compensate for any losses caused to Party A as provided in paragraph 4 of Article 6 “Liability for Breach of Contract” hereof.

4. [***]

5. [***]

6. Service of Notices:

6.1 Party B agrees that Party A may notify Party B via email of any update in the Delivery Agency Service Specifications, the Rules on Punishment for Violation of the Delivery Agency Service Specifications, and the various corporate rules and regulations and regulatory documents made by Party A according to the operational needs of the delivery business as agreed in the Original Agreement. If Party B fails to raise any objection within 3 days from the date the email is sent, Party B shall be deemed to have accepted the contents of such email. If Party B has any objection to the contents of the email sent in the above manner, it shall raise such objection to Party A via email or in writing within 3 days from the date the email is sent, and such objection shall be otherwise resolved by the Parties through negotiation.

6.2 The business email addresses of the Parties:

Party A’s business email: [***]

Party B’s business email:

6.3 If Party B needs to change the above email address, it shall give 5 working days’ prior written notice to Party A, and any losses resulting from Party B’s failure to give such notice timely shall be borne by Party B.

7. [***]

Article 12 Supplementary Provisions

1. If during the validity hereof, either party needs to change its contact person, contact information, address or any other information, it shall give [5] working days’ prior written notice to the other party, and any losses resulting from the party’s failure to give such notice timely shall be borne by such party.

2. The Parties may make supplementary provisions for any matters uncovered herein through negotiation according to the actual situation and in accordance with the relevant laws and regulations. The supplementary provisions shall have the same legal effect as those set forth herein.

3. This Agreement shall not be used as the basis for any economic activities conducted by Party B for any purpose other than as set out herein.

4. Without prejudice to the rights and interest of Party B hereunder, Party A may transfer all or part of its rights and obligations hereunder to its affiliated companies according to any business adjustment, in which case Party A will give prior notice to Party B.

The above terms have been made known to the Parties. (END OF BODY TEXT)

Party A (seal):	Party B (seal):

Authorized representative (signature):	Authorized representative (signature):

Phone:	Phone:

Execution date:	Execution date:

Entrusted Payment Agreement for Fengniao Delivery Supplier

Agreement No.:

Party A: Hangzhou Lazhasi Information Technology Co., Ltd

Party B:

Any reference to “Supplier” hereinafter shall mean “Party B”.

MINOS ID of Supplier:

The Parties hereby reach the following agreement with respect to Party B’s engagement of Party A or its affiliated companies to pay part of the labor remuneration directly to the delivery riders of Party B and to pay premiums of the insurance purchased by Party B directly to the insurance companies.

I. Introduction to Fengniao Application (Team Edition)

The Fengniao Application (Team Edition) is a mobile-based information platform provided by Party A’s affiliated company to Party B for use by Party B’s delivery riders, who may pick up the Fengniao delivery orders through the Application.

II. Introduction to Rider Wallet

[***]

III. Details of Engagement

[***]

1

IV. Clarification of Labor Relationship

[***]

V. Effectiveness and Miscellaneous

1. This Agreement shall form an integral part of, and have the same legal effect as, the Original Agreement. The terms of the Original Agreement other than those modified hereby shall continue to apply and be binding upon the Parties.

2. In the event of any conflict between this Agreement and the Original Agreement, this Agreement shall prevail.

3. This Agreement shall become effective from the date of signature and seal by the Parties, and shall remain valid during the period of cooperation between the Parties. This Agreement is made in two copies; each party shall hold one copy and both copies shall be equally authentic,

(END OF BODY TEXT)

Party A:	Party B:

Signature (seal):	Signature (seal):

Authorized representative:	Authorized representative:

Date:	Date:

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